Exhibit 99.1

FOR IMMEDIATE RELEASE

Creative Realities Closes on New Revolving Credit Facility

LOUISVILLE, KY – May 28, 2024 – Creative Realities, Inc. (“Creative Realities,” “CRI,” or the “Company”) (NASDAQ: CREX), a leading provider of digital signage and media solutions, today announced that it and First Merchants Bank (“FMB”) executed a credit agreement implementing the previously-announced $22.1 million senior secured revolving credit facility (the “Revolver”) with a $5 million accordion feature. At closing, the Revolver was utilized to pay off all existing indebtedness of the Company – $13.6 million – along with closing costs and ancillary fees. Additional terms were disclosed in the Company’s Current Report on Form 8-K filed with the SEC on the date of this release.

“We are pleased to announce that a new credit facility with First Merchants, as anticipated, has been consummated, paving the way for our future growth and improved operating results,” said Rick Mills, Chief Executive Officer. “As previously discussed, this Revolver provides us with a more conventional financing vehicle without prepayment penalties or a fixed amortization schedule, allowing for greater flexibility as our needs change and which, over time, can also result in reduced interest expense. This new facility – combined with our focus on migration to an optimal capital structure for the Company – enhances our operating outlook while strengthening the balance sheet. With the financing now behind us, we can concentrate on meeting increasing demand as we remain on track for our best year ever; Creative Realities is well positioned for significant growth and improved bottom line performance in the quarters to come.”

“First Merchants Bank is pleased to announce its new partnership with Creative Realities, Inc., offering comprehensive banking services including a credit facility to bolster the company's growth initiatives.” said David Greene, Indianapolis Regional President of First Merchants Bank. “By providing attentive and adaptable solutions, we empower businesses like Creative Realities to drive innovation and economic growth, demonstrating our dedication to our communities. We look forward to achieving great success together.”

About Creative Realities, Inc.

Creative Realities helps clients use place-based digital media to achieve business objectives such as increased revenue, enhanced customer experiences, and improved productivity. The Company designs, develops and deploys digital signage experiences for enterprise-level networks, and is actively providing recurring SaaS and support services across diverse vertical markets, including but not limited to retail, automotive, digital-out-of-home (DOOH) advertising networks, convenience stores, foodservice/QSR, gaming, theater, and stadium venues.

Cautionary Note on Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as "estimates," "projects," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, conditions or results. They are based on the opinions, estimates and beliefs of management as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some of these risks are discussed in the “Risk Factors” section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. Important factors, among others, that may affect actual results or outcomes include: our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations, contingent liabilities and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. Readers should not place undue reliance upon any forward-looking statements. We assume no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media Inquiries:

Breanne Ngo

bngo@ideagrove.com

Investor Relations:

Chris Witty

cwitty@darrowir.com

646-438-9385

ir@cri.com

https://investors.cri.com/